SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 1999
                                                (May 10, 1999)
                                         ----------------------

                    Wellsford Real Properties, Inc.
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          (Exact name of registrant as specified in its charter)

       1-12917                               13-3926898
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(Commission File Number)           (IRS Employer Identification No.)


                                 Maryland
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              (State or other jurisdiction of incorporation)

                  535 Madison Avenue, New York, New York 10022
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                 (Address of principal executive offices)
                                (Zip Code)


                              (212) 838-3400
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           (Registrant's telephone number, including area code)
Item 5.   Other Events

On May 3, 1999, Rodney F. Du Bois was appointed to the position of Vice Chairman and Chief Operating Officer of Wellsford Real Properties, Inc. (AMEX: "WRP")

Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)       Financial Statements

          None.

(b)       Proforma Financial Information

          None.

(c)       Exhibits

          99.1 Press release, dated May 6, 1999, announcing the recruitment of Rodney F. Du Bois, Marc Kwestel and David Luczkow by WRP.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .




Dated:  May 10, 1999
                              By:  /s/ Edward Lowenthal
                                   ---------------------------
                                   Edward Lowenthal
                                   President and Chief Executive Officer